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                                                                    EXHIBIT 23.1

                       [PRICEWATERHOUSECOOPERS LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 9, 2000 relating to the financial statements and financial statement schedule of Perceptron, Inc. and Subsidiaries ("Perceptron"), which appears in Perceptron's Annual Report on Form 10-K for the year ended June 30, 2000.


PricewaterhouseCoopers LLP

Detroit, Michigan
January 31, 2001